UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2011
Carriage Services, Inc.
(Exact name of registrant as specified in is charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code:
(713) 332-8400
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     (b) Departure of Executive Officers
          On November 3, 2011, Carriage Services, Inc. (the “Company”) and Jay D. Dodds, Executive Vice President and Chief Operating Officer of the Company, entered into an agreement whereby Mr. Dodds will resign his employment with the Company effective December 31, 2011.
          On November 3, 2011, Carriage Services, Inc. (the “Company”) and by J. Bradley Green, Executive Vice President of Corporate Development, General Counsel and Secretary of the Company, entered into an agreement whereby Mr. Green will resign his employment with the Company effective December 31, 2011.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.
10.1	Release and Separation Agreement dated November 3, 2011 between Carriage Services, Inc. and Jay D. Dodds.

10.2	Release and Separation Agreement dated November 3, 2011 between Carriage Services, Inc. and J. Bradley Green.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: November 7, 2011	By:	/s/ Terry E. Sanford Terry E. Sanford
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

10.1	Release and Separation Agreement dated November 3, 2011 between Carriage Services, Inc. and Jay D. Dodds.

10.2	Release and Separation Agreement dated November 3, 2011 between Carriage Services, Inc. and J. Bradley Green.